UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 15, 2026

REIN THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38130	13-4196017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

12407 N. Mopac Expy., Suite 250, #390

Austin, Texas 78758

(Address of principal executive offices)

(737) 802-1989

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock: Par value $.001	RNTX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Definitive Material Agreement.

On January 15, 2026, Rein Therapeutics, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with Funicular Funds, LP, a Delaware limited partnership managed by Cable Car Capital, LP (“Funicular”), pursuant to which the Company issued and sold to Funicular, in a private placement, an unsecured promissory note, dated January 15, 2026, in the original principal amount of $2,500,000 (the “Note”). Pursuant to the Purchase Agreement, the Company issued and sold to Funicular for a purchase price of $2,000,000, inclusive of an original issue discount of 20%.

The Note has a stated maturity date of the earlier of (i) the date of the closing of the next issuance and sale of securities of the Company, in a single transaction or series of related transactions, to investors resulting in gross proceeds to the Company of at least $10,000,000 (exclusive of the Note proceeds) or (ii) June 30, 2026. The Company’s obligations under the Note are unsecured. There is no interest payable under the Note other than the 20% original issue discount. The Purchase Agreement contained representations, warranties, covenants and other terms customary for agreements of such nature.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in its entirety.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The Note sold pursuant to the Purchase Agreement was offered and sold pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended, afforded by Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder, for the sale of securities not involving a public offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this report:

Exhibit Number	Exhibit Description

4.1	Unsecured Promissory Note dated January 15, 2026

10.1	Securities Purchase Agreement dated January 15, 2026 between the Registrant and Funicular Funds, LP

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REIN THERAPEUTICS, INC.

Dated: January 16, 2026	/s/ Brian Windsor
Brian Windsor, Ph.D.,
President and Chief Executive Officer